UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado 80237
(Address of principal executive offices, including Zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2018, RE/MAX Holdings, Inc. (the “Company”) announced that it has completed the transition of CEO responsibilities from Co-Founder David Liniger to Adam Contos, who has been named Chief Executive Officer by the Company’s Board of Directors. Mr. Contos became the sole CEO and principal executive officer of the Company effective February 14, 2018.  Mr. Liniger continues to serve on the Board of Directors of the Company in the role of non-executive Chairman.

Item 7.01    Regulation FD Disclosure. *

RE/MAX Holdings, Inc. issued a press release on February 14, 2018 regarding the transfer of the duties of Chief Executive Officer to Mr. Contos. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.  Other Events.

As previously reported in November 2017, the Company has been conducting an investigation (the “Investigation”) by a special committee of independent directors (the “Special Committee”).  The Special Committee has made substantial progress in moving toward completion of its work and the Company anticipates being in a position to provide further information to investors in the near term regarding the outcome of the Investigation.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
99.1	Press Release dated February 14, 2018

 *   The information contained in Item 7.01 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: February 14, 2018	By:	/s/ Adam Lindquist Scoville
Adam Lindquist Scoville
Vice President and General Counsel